UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2018

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Northern Oil and Gas, Inc., a Delaware corporation (the “Company”) expects to close in the near future an acquisition transaction with Holt Production, LLC (“Holt”). At closing, the Company will issue 500,000 shares of its common stock (the “Shares”) in partial consideration for its acquisition of oil and gas properties in North Dakota from Holt.
Item 9.01.     Financial Statements and Exhibits.
A copy of the unqualified opinion of Faegre Baker Daniels LLP is filed as Exhibit 5.1 herewith and hereby incorporated by reference herein in connection with the issuance of the Shares pursuant to the Registration Statement on Form S-4 (File No. 333-216887) filed with the Securities and Exchange Commission (the “Commission”) on March 22, 2017, as amended by Post-Effective Amendment No. 1 filed with the Commission on May 31, 2018, and declared effective as of June 1, 2018.
(d)    Exhibits.

Exhibit Number	Description
5.1	Opinion of Faegre Baker Daniels LLP
23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1)
Cautionary Statements Regarding Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts, including statements in in this report regarding the issuance of the Shares are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements. The Company has based these forward-looking statements on its current expectations and assumptions about future events. The Company does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2018	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary